EXHIBIT 32

CERTIFICATION OF PERIODIC FINANCIAL REPORT BY THE CHIEF EXECUTIVE

OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Solely for the purposes of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, we, the undersigned Acting Chief Executive Officer and the Chief Financial Officer of Save the World Air, Inc. (the “Company”), hereby certify, based on our knowledge, that the Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 2014 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 9, 2014	/s/ Greggory M. Bigger
Greggory M. Bigger
Chief Executive Officer

Date: May 9, 2014	/s/ Greggory M. Bigger
Greggory M. Bigger
Chief Financial Officer